APRIL 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton Global Trust

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FIXED INCOME

FRANKLIN TEMPLETON HARD CURRENCY FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Franklin Templeton Hard Currency Fund

Your Fund’s Goal and Main Investments: Franklin Templeton Hard Currency Fund

seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality, short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager’s view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Templeton Hard Currency Fund’s semiannual report for the period ended April 30, 2011.

Performance Overview

Franklin Templeton Hard Currency Fund – Class A delivered a +7.98% cumulative total return for the six months under review. The Fund outperformed the +6.85% total return of its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which tracks total returns of short-term euro-currency deposits.1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The U.S. dollar fell 5.27% relative to major U.S. trading partners during the period.2 In particular, the dollar fell 6.32% against the euro, while it rose 0.73% versus the yen.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

1. Source: J.P. Morgan. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Federal Reserve H10 Report. 3. Source: IDC/Exshare.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

Semiannual Report | 3

Economic and Market Overview

The period under review was relatively favorable overall for risk assets as equity markets performed well and bond yields generally rose, supported by the strengthening global economic recovery. Emerging markets continued to recover, with many returning to pre-crisis activity levels. Previous market fears of a hard landing in emerging markets, China in particular, proved unfounded during the reporting period. Although some developed economies, such as those of Australia and Scandinavia, also enjoyed relatively strong recoveries, the G-3 (U.S., eurozone and Japan) continued to experience growth that was slow by historical standards. The pace of improvement was not as fast as many would have liked; however, the economic recovery became more entrenched during the period, particularly in some parts of Europe, such as Germany, as well as in the U.S. Private sector investment expanded, driven by strong corporate profitability. In addition, while labor markets remained weak, private sector hiring strengthened during the period.

Against this backdrop of firming global growth, markets absorbed several shocks during the review period. In November, geopolitical risks rose on the Korean Peninsula after North Korea attacked the South Korean island of Yeongyeong, which contributed to increased market volatility. The attack was followed by a period of elevated rhetoric, but cooler heads ultimately prevailed. Geopolitical tensions in the Middle East, which began in Tunisia and spread through much of the region, continued through period-end. Protesters in Tunisia and Egypt succeeded in ousting their long-time rulers through widespread, peaceful protests. In contrast, several other rulers in the region opted to respond to public pressure with military force, and severe violence in Libya prompted an international military response. Although at period-end it was too early to know how this period of increased demands for political autonomy will ultimately play out, markets responded with higher oil prices due to supply disruptions in Libya and fears that unrest could spread to Saudi Arabia. The period under review was also marked by a tragic earthquake and tsunami in Japan. The Japanese economy seemed to be slowly returning to normalcy toward period-end as the worst of the crisis passed and the government’s recovery efforts began taking hold.

Some highly indebted eurozone countries made headlines during the period. Early in the review period, Ireland became the second eurozone government to ask the International Monetary Fund and European Union for help meeting its public obligations. The Portuguese government was also forced to seek official aid during the period, and by the end of the period, concerns resurfaced about the sustainability of Greek government debt. No long-term solution to these countries’ challenges was forthcoming, despite their securing significant aid.

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However, markets seemed to increasingly differentiate between Spain and the three governments that received aid, as the yield spread on Spanish government bonds declined. While these heavily indebted economies struggled, other eurozone countries’ economic recoveries strengthened. Germany’s recovery, in particular, strengthened with 4.9% first quarter 2011 year-over-year gross domestic product (GDP) growth.4 Such robust activity supported closely integrated regional economies, in our view.

Divergent economic conditions among countries led to increasing differences in economic policies around the world. In countries where recoveries were relatively strong, policy was tightened during the period as output gaps closed and inflationary pressures showed signs of picking up. In contrast, many developed countries had significant slack in their economies and growth that remained below trend, which prompted policymakers to maintain historically loose monetary policy. A consequence of these divergent conditions was a further increase of capital flows to emerging markets. This foreign investment lowered the cost of capital in the recipient countries, which strengthened their recoveries but prompted fears of potential asset prices bubbles and currency overvaluation.

Investment Strategy

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term. We may invest substantially in a combination of U.S. dollar-denominated securities and forward currency exchange contracts or currency futures contracts.

Manager’s Discussion

The U.S. dollar was broadly weak during the period as the U.S. government and Federal Reserve Board continued their historically loose fiscal and monetary policies. This contrasted with an increasing number of countries around the world tightening policies as they no longer needed the very accommodative policies pursued during the crisis. A variety of currencies performed well in this environment, particularly those of economies experiencing relatively strong growth. The Fund was well positioned for this with large allocations in developed economies like Sweden and Australia in addition to select emerging economies such as Singapore and Malaysia.

4. Source: Federal Statistical Office (Germany).

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Europe

The euro strengthened 6.74% against the U.S. dollar during the period as building inflationary pressures and the strength of large, regional economies led the European Central Bank to begin normalizing monetary policy by hiking its policy rate 25 basis points (100 basis points equal one percentage point).3 The Fund’s lack of exposure was the biggest detractor from relative performance. However, this negative effect was more than offset by the Fund’s exposure to some other European currencies that appreciated against the U.S. dollar and the euro. For example, the Norwegian krone appreciated 5.31% against the euro as Norway’s economy experienced relatively strong growth and benefited from rising oil prices.3 Sweden’s currency also performed well as the krona appreciated 4.21% against the euro amid strengthening economic activity.3 Sweden’s GDP grew a very strong 7.3% year-over-year in fourth quarter 2010 and indicators such as industrial production further improved early in 2011.5

Asia Pacific

The Fund’s exposure to Asian currencies significantly benefited absolute performance and performance relative to the benchmark JPM 3 Month Global Cash Index. Asia continued to lead the global economic recovery, with growth in China remaining particularly robust and benefiting regional economies through demand for imports and, increasingly, foreign investment. Australia’s economy especially benefited from strong Chinese demand, particularly for the country’s raw materials exports. The Australian dollar appreciated 11.65% against the U.S. dollar during the period.3 Mining industry investment boomed during the period, which ultimately benefited other industries. The Reserve Bank of Australia again tightened policy during the period after it had previously been one of the first developed economies to raise interest rates. Central banks in Indonesia, South Korea and Singapore also tightened policy during the period as their economies continued to absorb slack. The Fund’s exposure to these currencies benefited performance as did its exposure to the Malaysian ringgit, which appreciated 5.05% against the U.S. dollar.3

Americas

High commodity prices during the period favored the currencies of Canada and several Latin American economies. The Fund benefited from its exposures to the Mexican peso, Brazilian real and Chilean peso, which appreciated 6.99%, 7.87% and 6.39%, respectively, against the U.S. dollar.3 Mexico’s economic growth lagged that of Brazil and Chile. During the reporting period, Mexico left its policy rate unchanged, while Brazil and Chile increased their rates. However, Mexico benefited from strong manufacturing exports due in part to rebounding U.S. economic activity. The Canadian dollar appreciated 7.25%

5. Source: Statistics Sweden.

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against the U.S. dollar during the period, which benefited the Fund’s absolute performance.3 On a relative basis, however, the Fund’s underweighted exposure detracted from performance.

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.
Lead Portfolio Manager

Sonal Desai, Ph.D.
Portfolio Manager

Portfolio Management Team

Franklin Templeton Hard Currency Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Please note that although the Fund’s Statement of Investments on page 15 of this report indicates the Fund held 46.1% of its total investments in U.S. dollar-denominated assets as of 4/30/11, its net exposure to the U.S. dollar as of that date was only 12.5%. The difference is explained by the Fund’s holdings of forward currency exchange contracts (please see Statement of Investments on page 15 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

Semiannual Report | 7

Sonal Desai assumed portfolio manager responsibilities for the Fund in March 2011. She is also director of research for the Franklin Templeton Fixed Income Group’s international bond department. She is responsible for shaping the research agenda of the international bond department and providing macroeconomic analysis to the fixed income team. This includes facilitating broader research efforts leveraging the fixed income group’s local resources across several emerging markets. Dr. Desai acts as a key resource for the firm’s Fixed Income Policy Committee, which provides policy views on sectors, markets and currencies.

Dr. Desai has over 16 years of experience in the financial sector. She joined Franklin Templeton in 2009 from Thames River Capital in London, where she was responsible for shaping the top-down global view on macroeconomic and market developments. Dr. Desai started her career as an assistant professor of economics at the University of Pittsburgh, and then worked for over six years at the International Monetary Fund, in Washington, DC. She was involved in the negotiation and monitoring of IMF programs in several emerging market countries, and in the assessment of the overall design and effectiveness of IMF adjustment programs. Following this she joined the private financial sector and worked for about five years as director and senior economist for Dresdner Kleinwort Wasserstein in London.

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Performance Summary as of 4/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 9

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including economic instability and political developments. The Fund’s assets are largely invested in foreign currencies, and therefore involve potential for significant gain or loss from currency exchange rate fluctuations. The Fund does not seek to maintain a stable net asset value and should not be considered a substitute for a U.S. dollar money market Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. The 30-day standardized yield for the 30 days ended 4/30/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.03% and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Global Trust

Financial Highlights

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton Global Trust

Financial Highlights (continued)

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share. dEffective September 1, 2008, the redemption fee was eliminated. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%. hRounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton Global Trust

Statement of Investments, April 30, 2011 (unaudited)

Franklin Templeton Hard Currency Fund	Principal Amount		Value
Foreign Government and Agency Securities 49.3%			
[a]Canada Treasury Bill, 5/12/11	16,500,000	CAD	$ 17,439,793
Government of Australia,			
5.75%, 6/15/11	14,700,000	AUD	16,142,753
senior bond, 123, 5.75%, 4/15/12	5,000,000	AUD	5,529,177
Government of Singapore, senior bond, 2.625%, 4/01/12	14,800,000	SGD	12,340,444
[a]Government of Sweden, 9/21/11	237,000,000	SEK	38,944,028
[a]Norway Treasury Bills,			
9/21/11	236,872,000	NOK	44,731,451
12/21/11	105,900,000	NOK	19,874,747
Queensland Treasury Corp.,			
6.00%, 6/14/11	13,680,000	AUD	15,025,104
6.50%, 4/16/12	5,000,000	AUD	5,562,965
[a]Singapore Treasury Bill, 11/01/11	31,860,000	SGD	25,990,039
[a]Sweden Treasury Bill, 6/15/11	211,430,000	SEK	34,931,117
[a]United Kingdom Treasury Bills,			
7/25/11	4,450,000	GBP	7,423,878
8/01/11 - 8/08/11	1,549,000	GBP	2,583,853
United Kingdom Treasury Bond, 5.00%, 3/07/12	8,460,000	GBP	14,641,240
United Kingdom Treasury Note,			
3.25%, 12/07/11	4,880,000	GBP	8,269,176
9.00%, 7/12/11	1,320,000	GBP	2,245,398
Victoria Treasury Corp., senior note, 4.75%, 9/22/11	19,670,000	AUD	21,561,188
Total Foreign Government and Agency Securities (Cost $268,431,934)			293,236,351
	Shares		
Money Market Funds (Cost $274,166,770) 46.1%			
[b,c]Institutional Fiduciary Trust Money Market Portfolio	274,166,770		274,166,770
Total Investments (Cost $542,598,704) 95.4%			567,403,121
Other Assets, less Liabilities 4.6%			27,324,259
Net Assets 100.0%			$594,727,380

aThe security is traded on a discount basis with no stated coupon rate.
bNon-income producing.
cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At April 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Franklin Templeton Global Trust

Statement of Investments, April 30, 2011 (unaudited) *(continued)*

Franklin Templeton Hard Currency Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	UBSW	Buy	10,146,672	$ 9,737,689	7/27/11	$ 1,993,444	$—
Indonesian Rupiah	HSBK	Buy	110,000,000,000	11,643,908	7/29/11	991,701	—
Malaysian Ringgit	HSBK	Buy	45,816,100	14,122,465	7/29/11	1,238,826	—
South Korean Won	HSBK	Buy	3,297,000,000	2,934,579	8/16/11	129,028	—
Polish Zloty	DBAB	Buy	4,402,925	1,357,963	8/25/11	281,672	—
Indonesian Rupiah	HSBK	Buy	67,360,000,000	7,188,901	8/26/11	510,167	—
Brazilian Real	DBAB	Buy	13,494,000	7,447,020	10/21/11	894,822	—
Canadian Dollar	UBSW	Buy	2,746,830	2,644,234	10/21/11	246,349	—
Chilean Peso	DBAB	Buy	2,261,650,000	4,568,990	10/21/11	238,343	—
Indian Rupee	DBAB	Buy	336,544,000	7,211,142	10/21/11	127,100	—
New Israeli Shekel	DBAB	Buy	15,389,380	4,238,331	10/21/11	265,127	—
Swiss Franc	UBSW	Buy	10,000,000	10,405,827	10/24/11	1,157,828	—
Canadian Dollar	CITI	Buy	6,899,000	6,658,110	10/26/11	600,878	—
Swiss Franc	DBAB	Buy	4,537,463	4,598,158	11/28/11	649,028	—
Swiss Franc	DBAB	Buy	3,128,615	3,174,003	12/06/11	444,005	—
Malaysian Ringgit	DBAB	Buy	6,000,000	1,890,359	12/15/11	101,122	—
British Pound	BZWS	Buy	181,791	288,035	1/24/12	14,240	—
British Pound	CITI	Buy	121,055	191,300	1/24/12	9,986	—
British Pound	DBAB	Buy	181,278	286,949	1/24/12	14,473	—
British Pound	DBAB	Buy	96,308	153,240	1/26/12	6,890	—
British Pound	JPHQ	Buy	24,238	38,563	1/27/12	1,737	—
British Pound	BZWS	Buy	122,055	191,971	1/27/12	10,964	—
British Pound	MSCO	Buy	72,739	114,508	1/27/12	6,431	—
British Pound	JPHQ	Buy	48,148	75,778	1/30/12	4,270	—
British Pound	MSCO	Buy	23,921	37,869	1/31/12	1,900	—
British Pound	CITI	Buy	80,097	126,695	2/01/12	6,464	—
British Pound	MSCO	Buy	92,219	145,366	2/01/12	7,946	—
British Pound	BZWS	Buy	9,939	15,671	2/01/12	853	—
British Pound	BZWS	Buy	604,428	963,083	2/14/12	41,482	—
Polish Zloty	DBAB	Buy	4,800,000	1,611,820	3/16/12	139,360	—
South Korean Won	JPHQ	Buy	8,828,110,000	7,837,456	4/02/12	270,344	—
Chilean Peso	DBAB	Buy	5,568,075,000	11,300,000	4/16/12	290,417	—
Malaysian Ringgit	HSBK	Buy	29,586,900	9,650,000	4/16/12	87,142	—
Mexican Peso	DBAB	Buy	163,075,428	13,320,000	4/16/12	301,233	—
New Israeli Shekel	DBAB	Buy	77,516,010	22,230,000	4/16/12	281,997	—
South Korean Won	HSBK	Buy	39,309,200,000	35,350,000	4/16/12	727,369	—
Unrealized appreciation (depreciation)						13,725,205	—
Net unrealized appreciation (depreciation)						$13,725,205	

See Abbreviations on page 29.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton Global Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2011 (unaudited)

	Franklin Templeton Hard Currency Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$268,431,934
Cost - Sweep Money Fund (Note 7)	274,166,770
Total cost of investments	$542,598,704
Value - Unaffiliated issuers	$293,236,351
Value - Sweep Money Fund (Note 7)	274,166,770
Total value of investments	567,403,121
Foreign currency, at value (cost $139,106)	139,340
Receivables:	
Capital shares sold	14,206,184
Interest	1,108,917
Unrealized appreciation on forward exchange contracts	13,725,205
Other assets	137
Total assets	596,582,904
Liabilities:	
Payables:	
Capital shares redeemed	1,380,097
Affiliates	386,317
Accrued expenses and other liabilities	89,110
Total liabilities	1,855,524
Net assets, at value	$594,727,380
Net assets consist of:	
Paid-in capital	$544,515,386
Distributions in excess of net investment income	(4,601,506)
Net unrealized appreciation (depreciation)	38,588,718
Accumulated net realized gain (loss)	16,224,782
Net assets, at value	$594,727,380
Class A:	
Net assets, at value	$460,642,139
Shares outstanding	44,305,870
Net asset value per share[a]	$10.40
Maximum offering price per share (net asset value per share ÷ 97.75%)	$10.64
Advisor Class:	
Net assets, at value	$134,085,241
Shares outstanding	12,878,775
Net asset value and maximum offering price per share	$10.41

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited)

Franklin Templeton Hard Currency Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of

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Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

Semiannual Report | 21

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of April 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

22 | Semiannual Report

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report | 23

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

24 | Semiannual Report

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Fund’s Board of Trustees has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.45% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended April 30, 2011, the Fund paid transfer agent fees of $201,256, of which $116,613 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2010, the capital loss carryforwards were as follows:

Semiannual Report | 25

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

5. INCOME TAXES (continued)

During the year ended October 31, 2010, the Fund utilized $177,149 of capital loss carryforwards.

At April 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, non-deductible expenses, and tax straddles.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the period ended April 30, 2011.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

26 | Semiannual Report

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

9. OTHER DERIVATIVE INFORMATION

At April 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended April 30, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report | 27

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

10. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended April 30, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

28 | Semiannual Report

Franklin Templeton Global Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton Hard Currency Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 29

Franklin Templeton Global Trust

Shareholder Information

Franklin Templeton Hard Currency Fund

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund

30 | Semiannual Report

Franklin Templeton Global Trust

Shareholder Information (continued)

Franklin Templeton Hard Currency Fund

Board Review of Investment Management Agreement (continued)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. In assessing such performance, consideration was given to the Fund’s performance as set forth in the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2010, as well as for the previous five years ended December 31, 2010, in comparison to a performance universe consisting of all retail and institutional currency funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2010 to be in the highest or best performing quintile of its performance universe, and on an annualized basis to also be in the highest quintile of such universe for the previous three- and five-year periods. The Lipper report showed the Fund’s total return during 2010 to be in the second-highest quintile of such universe, and its total return on an annualized basis to also be in the second-highest quintile of such universe for the previous three- and five-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Semiannual Report | 31

Franklin Templeton Global Trust

Shareholder Information (continued)

Franklin Templeton Hard Currency Fund

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with an expense group consisting of the Fund and two other currency funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its peer group. The Lipper contractual investment management fee analysis considers administrative charges to be part of management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and total expense ratio of the Fund to be the lowest within its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund,

32 | Semiannual Report

Franklin Templeton Global Trust

Shareholder Information (continued)

Franklin Templeton Hard Currency Fund

Board Review of Investment Management Agreement (continued)

as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the Fund’s investment management agreement provides for a management fee of 0.65% at all asset levels. In considering the need for breakpoints, management expressed the view that such fee schedule is low for this type of fund and anticipates economies of scale that may exist as the Fund grows to a larger size. In support of this position, management pointed out the Fund’s favorable fee and expense comparison within its Lipper expense group. At December 31, 2010, the Fund had net assets of approximately $413 million, and the Board accepted management’s position but intends to monitor future growth in Fund assets and the appropriateness of adding investment management fee breakpoints.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Semiannual Report | 33

Franklin Templeton Global Trust

Shareholder Information (continued)

Franklin Templeton Hard Currency Fund

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

34 | Semiannual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN TEMPLETON HARD CURRENCY FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

412 S 06/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date June 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date June 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date June 27, 2011